    As Filed With the Securities and Exchange Commission on August 7, 1997
                                                      Registration No. 333-11329
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                        Post-Effective Amendment No. 1
                                  on Form S-8
                                  to Form S-4
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                           ------------------------

                        Houston Industries Incorporated
               (formerly named Houston Lighting & Power Company)
              (Exact name of issuer as specified in its charter)

                           ------------------------

             TEXAS                                        74-0694415
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                      Identification No.)

         1111 LOUISIANA
         HOUSTON, TEXAS                                      77002
(Address of principal executive offices)                   (Zip Code)

                           ------------------------

                 HOUSTON INDUSTRIES INCORPORATED SAVINGS PLAN
            MINNEGASCO DIVISION EMPLOYEES' RETIREMENT SAVINGS PLAN
     HOUSTON INDUSTRIES INCORPORATED LONG-TERM INCENTIVE COMPENSATION PLAN 1994 HOUSTON INDUSTRIES INCORPORATED LONG-TERM INCENTIVE COMPENSATION PLAN
HOUSTON INDUSTRIES ENERGY, INC. LONG-TERM PROJECT INCENTIVE COMPENSATION PLAN
              HOUSTON INDUSTRIES INCORPORATED STOCK BENEFIT PLAN
       HOUSTON INDUSTRIES INCORPORATED STOCK PLAN FOR OUTSIDE DIRECTORS
                           (Full title of the plans)

                            ------------------------

                                Hugh Rice Kelly
      Executive Vice President, General Counsel, and Corporate Secretary
                        Houston Industries Incorporated
                                1111 Louisiana
                             Houston, Texas 77002
                    (Name and address of agent for service)
 Telephone number, including area code, of agent for service:  (713) 207-3000

                           ------------------------

This Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement (333-11329) is being filed pursuant to the provisions of Rule 401(e) under the Securities Act of 1933, as amended, and the procedures described herein and covers 12,868,831 shares of the Registrant's Common Stock, without par value, including associated preference stock purchase rights (3,556,648 shares under the Houston Industries Incorporated Savings Plan, 23,000 shares under the Minnegasco Division Employees' Retirement Savings Plan, 570,004 shares under the Houston Industries Incorporated Long-Term Incentive Compensation Plan, 7,999,362 shares under the 1994 Houston Industries Incorporated Long-Term Incentive Compensation Plan, 443,937 shares under the Houston Industries Energy, Inc. Long-Term Project Incentive Plan, 185,380 shares under the Houston Industries Incorporated Stock Benefit Plan and 90,500 shares under the Houston Industries Incorporated Stock Plan for Outside Directors). The registration fee in respect of such Common Stock were paid at the time of the original filing of the Registration Statement on Form S-4 relating to such Common Stock.

In addition, pursuant to Rule 416(c), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Houston Industries Incorporated Savings Plan and the Minnegasco Division Employees' Retirement Savings Plan described herein.

===============================================================================

                            INTRODUCTORY STATEMENT

     Houston Industries Incorporated (formerly named Houston Lighting & Power Company) (the "Registrant" or the "Company") is filing this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 relating to its Common Stock, without par value, and associated Rights to purchase its Series A Preference Stock, without par value (such Common Stock and associated Rights collectively, the "Common Stock"), which may be offered and sold pursuant to the terms of the Houston Industries Incorporated Savings Plan (the "HII Savings Plan"), the Minnegasco Division Employees' Retirement Savings Plan (the "Minnegasco Savings Plan"), the Houston Industries Incorporated Long-Term Incentive Compensation Plan, the 1994 Houston Industries Incorporated Long-Term Incentive Compensation Plan, the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan, the Houston Industries Incorporated Stock Benefit Plan and the Houston Industries Incorporated Stock Plan for Outside Directors (the "Plans"). With respect to the HII Savings Plan and the Minnegasco Savings Plan (the "Savings Plans"), this Registration Statement also covers related Plan participation interests.

     On August 6, 1997, pursuant to an Agreement and Plan of Merger dated as of August 11, 1996, as amended, by and among Houston Industries Incorporated, a Texas corporation ("Old HII"), the Registrant (formerly a wholly owned subsidiary of Old HII), HI Merger, Inc., a Delaware corporation and a direct wholly owned subsidiary of Old HII ("Merger Sub") and NorAm Energy Corp., a Delaware corporation ("NorAm"), among other things (a) Old HII was merged into the Registrant, (b) each outstanding share of Common Stock, without par value, of Old HII ("Old HII Common Stock") was converted into one share of Common Stock and the Registrant was renamed "Houston Industries Incorporated", (c) NorAm was merged into Merger Sub (the "NorAm Merger"), as a result of which NorAm became a wholly owned subsidiary of the Registrant, and (d) the Registrant assumed Old HII's obligations under the Plans other than the Minnegasco Savings Plan, and Common Stock became purchaseable or otherwise issuable thereunder in lieu of Old HII Common Stock. With respect to the Minnegasco Savings Plan, as a result of the NorAm Merger, a fund invested in Common Stock was substituted as an investment alternative under the NorAm Savings Plan in lieu of a fund invested in NorAm Common Stock.

     This Post-Effective Amendment No. 1 on Form S-8 relates only to the Common Stock issuable pursuant to the terms of the Plans and related participation interests under the Savings Plans.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


     Note: The document(s) containing the plan information required by Item 1 of Form S-8 and the statement of availability of registrant information and any other information required by Item 2 of Form S-8 will be sent or given to participants as specified by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. The Registrant shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish to the Commission or its staff a copy or copies of all of the documents included in such file.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "Commission") by the Company (File No. 1-3187), by Old HII (File No. 1-7629) or by the Savings Plans pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as otherwise indicated, are hereby incorporated herein by reference:

          (1) the combined Annual Report on Form 10-K of the Company and Old HII for the year ended December 31, 1996;

          (2) the combined Quarterly Report on Form 10-Q of the Company and Old HII for the quarter ended March 31, 1997;

          (3) the Current Report on Form 8-K of the Company dated February 4, 1997;

          (4) the combined Current Report on Form 8-K of the Company and Old HII dated February 5, 1997;

          (5) the description of the Common Stock contained in Item 4 of the Company's Registration Statement on Form 8-B, as filed with the Commission on July 30, 1997, pursuant to Section 12(b) of the Exchange Act;

          (6) the Annual Report on Form 11-K of the HII Savings Plan for the year ended December 31, 1996; and

          (7) the Annual Report on Form 11-K of the Minnegasco Savings Plan for the year ended December 31, 1996, filed as an exhibit to NorAm's Form 10-K/A for the year ended December 31, 1996, filed August 7, 1997.

          All documents filed with the Commission by the Company and by the Savings Plans pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

          Any statement contained herein or incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Article 2.02.A.(16) and Article 2.02-1 of the Texas Business Corporation Act and Article V of the Company's Amended and Restated Bylaws provide the Company with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such statutory and Bylaw provisions, the Company has purchased insurance against certain costs of indemnification that may be incurred by it and by its officers and directors.

          Additionally, Article IX of the Company's Restated Articles of Incorporation provides that a director of the Company is not liable to the Company or its shareholders for monetary damages for any act or omission in the director's capacity as director, except that Article IX does not eliminate or limit the liability of a director for (i) breaches of such Director's duty of loyalty to the Company and its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) transactions from which a director receives an improper benefit, irrespective of whether the benefit resulted from an action taken within the scope of the director's office, (iv) acts or omissions for which liability is specifically provided by statute and (v) acts relating to unlawful stock repurchases or payments of dividends.

          Article IX also provides that any subsequent amendments to Texas statutes that further limit the liability of directors will inure to the benefit of the directors, without any further action by shareholders. Any repeal or modification of Article IX shall not adversely affect any right of protection of a director of the Company existing at the time of the repeal or modification.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not Applicable.

ITEM 8.   EXHIBITS.

          The following documents are filed as a part of this Amendment to Registration Statement or incorporated by reference herein:

                                                         Report or        SEC File or
Exhibit                                                Registration      Registration      Exhibit
Number              Document Description                 Statement          Number        Reference
-------             --------------------               ------------      -------------    ---------
 4.1* -  Restated Articles of Incorporation of       Combined Form              1-3187          3
         the Company (Restated as of May             10-Q for the               1-7629
         1993)                                       quarter ended
                                                     June 30, 1993

 4.2* -  Articles of Amendment to Restated           Registration            333-11329          3(b)
         Articles of Incorporation of the            Statement on Form
         Company (dated August 9, 1996)              S-4


                                                         Report or        SEC File or
Exhibit                                                Registration      Registration      Exhibit
Number              Document Description                 Statement          Number        Reference
-------             --------------------               ------------      -------------    ---------
 4.3* -  Articles of Amendment to Restated           Combined Form              1-3187           3(c)
         Articles of Incorporation of the            10-K for the year          1-7629
         Company (dated December 3, 1996)            ended
                                                     December 31,
                                                     1996

 4.4* -  Amendments to Restated Articles of
         Incorporation of Houston Lighting &
         Power Company to be effective as of
         the effective time of the merger of HII
         with and into the Company (included
         as Exhibit A to Exhibit 4.7)

 4.5* -  Amended and Restated Bylaws of the          Combined Form              1-3187           3
         Company (as of June 5, 1996)                10-Q for the               1-7629
                                                     quarter ended
                                                     June 30, 1996

 4.6* -  Amended and Restated Bylaws of HII          Combined Form              1-3187           3
         (as of May 22, 1996), to become the         10-Q for the               1-7629
         Bylaws of the Company as of the             quarter ended
         effective time of the merger of HII         June 30, 1996
         with and into the Company

 4.7* -  Agreement and Plan of Merger among          Combined Form              1-3187           2
         HII, the Company, HI Merger, Inc. and       8-K dated August           1-7629
         NorAm dated as of August 11, 1996           11,
                                                     1996

 4.8* -  Amendment to Agreement and Plan of          Registration            333-11329           2(c)
         Merger among HII, the Company,              Statement on Form
         Merger Sub and NorAm dated as of            S-4
         October 23, 1996

 4.9* -  Amended and Restated Rights                 Registration            333-11329           4(b)(1)
         Agreement dated August 6, 1997              Statement on Form
         between the Company and Texas               S-4
         Commerce Bank National Association,
         as Rights Agent, including form of
         Statement of Resolution Establishing
         Series of Shares designated Series A
         Preference Stock and form of Rights
         Certificate

4.10* -  Houston Industries Incorporated             Combined Form 10-Q         1-3187           99(c)
         Savings Plan (as amended and restated       for the quarter            1-7629
         effective July 1, 1995)                     ended March 31, 1995

4.11* -  First Amendment to Houston Industries       Combined Form 10-Q         1-3187           99(g)
         Incorporated Savings Plan (as               for the quarter            1-7629
         amended and restated effective              ended June 30, 1995
         July 1, 1995) effective June 30, 1995

4.12* -  Second Amendment to Houston Industries      Combined Form 10-Q         1-3187           99(e)
         Incorporated Savings Plan (as               for the quarter            1-7629
         amended and restated effective              ended June 30, 1996
         July 1, 1995) effective August 1, 1996

4.13* -  Houston Industries Incorporated             Form 10-K for the          1-7629           10(s)(4)
         Savings Trust, as amended and               year ended
         restated, effective July 1, 1995,           December 31,
         between the Company and the                 1995
         Northern Trust Company


                                                         Report or        SEC File or
Exhibit                                                Registration      Registration      Exhibit
Number              Document Description                 Statement          Number        Reference
-------             --------------------               ------------      -------------    ---------

4.14  -  Minnegasco Division Employees' Retirement
         Savings Plan

4.15  -  Second Amendment to Minnegasco Division
         Employees' Retirement Savings Plan

4.16  -  Minnegasco Division Employees' Retirement
         Savings Plan Trust Agreement

4.17* -  Houston Industries Incorporated Long-       Form 10-Q for the          1-7629         10(c)
         Term Incentive Compensation Plan            quarter ended
                                                     June 30, 1989

4.18* -  First Amendment to Long-Term                Form 10-K for the          1-7629         10(f)(2)
         Incentive Compensation Plan                 year ended
                                                     December 31,
                                                     1989

4.19* -  Second Amendment to Long-Term               Form 10-K for the          1-7629         10(k)(3)
         Incentive Compensation Plan                 year ended
                                                     December 31,
                                                     1992

4.20* -  1994 Houston Industries Incorporated        Form 10-K for the          1-7629         10(n)(1)
         Long-Term Incentive Compensation            year ended
         Plan                                        December 31,
                                                     1993

 4.21 -  First Amendment (effective May 9,
         1997) to 1994 Houston Industries
         Incorporated Long-Term Incentive
         Compensation Plan

4.22* -  Houston Industries Energy, Inc. Long-       Registration            033-56855         4.5
         Term Project Incentive Compensation         Statement on Form
         Plan                                        S-8

4.23* -  Houston Industries Incorporated Stock       Registration            033-50629         4.5
         Benefit Plan                                Statement on Form
                                                     S-8

4.24* -  Houston Industries Incorporated Stock       Registration            333-04411         4.4
         Plan for Outside Directors                  Statement on Form
                                                     S-8

5.1   -  Opinion of Baker & Botts, L.L.P.


                                                         Report or        SEC File or
Exhibit                                                Registration      Registration      Exhibit
Number              Document Description                 Statement          Number        Reference
-------             --------------------               ------------      -------------    ---------

5.2   -  The registrant undertakes that the
         Savings Plans and any amendment
         thereto have been or will be submitted
         to the Internal Revenue Service
         ("IRS") in a timely manner and all
         changes required by the IRS for the
         Savings Plans to be qualified under
         Section 401 of the Internal Revenue
         Code have been or will be made.

 23.1 -  Consent of Deloitte & Touche LLP

 23.2 -  Consent of Coopers & Lybrand L.L.P.

 23.3 -  Consent of Baker & Botts, L.L.P.
         (included in Exhibit 5(a))

 24   -  Powers of Attorney (previously filed)

---------------------

*    Incorporated herein by reference as indicated.



ITEM 9.    UNDERTAKINGS.
          (a) The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          Provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on August 7, 1997.

                                 HOUSTON INDUSTRIES INCORPORATED

                                 By:  /s/ Don D. Jordan
                                    -----------------------------
                                    (Don D. Jordan, Chairman and
                                    Chief Executive Officer)

          Pursuant to the requirements of the Securities Act, this Amendment on Form S-8 to Form S-4 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             Signatures                             Title                      Date
             ----------                             -----                      ----
         /s/ Don D. Jordan             Chairman and Chief Executive        August 7, 1997
-------------------------------------  Officer and Director
          (Don D. Jordan)              (Principal Executive Officer
                                       and Director)

        /s/ Stephen W. Naeve           Senior Vice President and           August 7, 1997
-------------------------------------  Chief Financial Officer
         (Stephen W. Naeve)            (Principal Financial Officer)

     /s/  Mary P. Ricciardello         Vice President and Comptroller      August 7, 1997
-------------------------------------  (Principal Accounting Officer)
       (Mary P. Ricciardello)



JAMES A. BAKER III, RICHARD E.
BALZHISER, MILTON CARROLL,
JOHN T. CATER, ROBERT J.
CRUIKSHANK, LINNET F. DEILY,           A majority of the Board of          August 7, 1997
LEE W. HOGAN, ALEXANDER F.             Directors
SCHILT, BERTRAM WOLFE


*By:  /s/ Hugh Rice Kelly
    ------------------------------
(Hugh Rice Kelly, Attorney-In-Fact)


THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Amendment to be signed on behalf of the Houston Industries Incorporated Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 7, 1997.

                                    HOUSTON INDUSTRIES INCORPORATED SAVINGS PLAN


                                    By:  /s/ D.D. Sykora
                                        ----------------------------------------
                                         (D.D. Sykora)
                                         Chairman of the Benefits Committee



THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Amendment to be signed on behalf of the Minnegasco Employees Retirement Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 7, 1997.

                                      MINNEGASCO DIVISION EMPLOYEES' RETIREMENT
                                       SAVINGS PLAN



                                      By:  /s/ D.D. Sykora
                                         --------------------------------------
                                         (D.D. Sykora)
                                         Benefits Administrative Committee

                               INDEX TO EXHIBITS

                                                         Report or        SEC File or
Exhibit                                                Registration      Registration      Exhibit
Number              Document Description                 Statement          Number        Reference
-------             --------------------               ------------      ------------     ---------
 4.1* -  Restated Articles of Incorporation of       Combined Form              1-3187           3
         the Company (Restated as of May             10-Q for the               1-7629
         1993)                                       quarter ended
                                                     June 30, 1993

 4.2* -  Articles of Amendment to Restated           Registration            333-11329           3(b)
         Articles of Incorporation of the            Statement on Form
         Company (dated August 9, 1996)              S-4

 4.3* -  Articles of Amendment to Restated           Combined Form              1-3187           3(c)
         Articles of Incorporation of the            10-K for the year          1-7629
         Company (dated December 3, 1996)            ended
                                                     December 31,
                                                     1996

 4.4* -  Amendments to Restated Articles of
         Incorporation of Houston Lighting &
         Power Company to be effective as of
         the effective time of the merger of HII
         with and into the Company (included
         as Exhibit A to Exhibit 4.7)

 4.5* -  Amended and Restated Bylaws of the          Combined Form              1-3187           3
         Company (as of June 5, 1996)                10-Q for the               1-7629
                                                     quarter ended
                                                     June 30, 1996

 4.6* -  Amended and Restated Bylaws of HII          Combined Form              1-3187           3
         (as of May 22, 1996), to become the         10-Q for the               1-7629
         Bylaws of the Company as of the             quarter ended
         effective time of the merger of HII         June 30, 1996
         with and into the Company

 4.7* -  Agreement and Plan of Merger among          Combined Form              1-3187           2
         HII, the Company, HI Merger, Inc. and       8-K dated August           1-7629
         NorAm dated as of August 11, 1996           11,
                                                     1996

 4.8* -  Amendment to Agreement and Plan of          Registration            333-11329           2(c)
         Merger among HII, the Company,              Statement on Form
         Merger Sub and NorAm dated as of            S-4
         October 23, 1996


                                                         Report or        SEC File or
Exhibit                                                Registration      Registration      Exhibit
Number              Document Description                 Statement          Number        Reference
-------             --------------------               ------------      ------------     ---------
 4.9* -  Amended and Restated Rights                 Registration            333-11329       4(b)(1)
         Agreement dated August 6, 1997              Statement on Form
         between the Company and Texas               S-4
         Commerce Bank National Association,
         as Rights Agent, including form of
         Statement of Resolution Establishing
         Series of Shares designated Series A
         Preference Stock and form of Rights
         Certificate

4.10* -  Houston Industries Incorporated            Combined Form 10-Q       1-3187          99(c)
         Savings Plan (as amended and restated      for the quarter ended    1-7629
         effective July 1, 1995)                    March 31, 1995

4.11* -  First Amendment to Houston Industries      Combined Form 10-Q       1-3187          99(g)
         Incorporated Savings Plan (as amended      for the quarter ended    1-7629
         and restated effective July 1, 1995)       June 30, 1995
         effective June 30, 1995

4.12* -  Second Amendment to Houston Industries     Combined Form 10-Q       1-3187          99(e)
         Incorporated Savings Plan (as amended      for the quarter ended    1-7629
         and restated effective July 1, 1995)       June 30, 1996
         effective August 1, 1996

4.13* -  Houston Industries Incorporated             Form 10-K for the          1-7629       10(s)(4)
         Savings Trust, as amended and               year ended
         restated, effective July 1, 1995,           December 31,
         between the Company and the                 1995
         Northern Trust Company

4.14  -  Minnegasco Division Employees'
         Retirement Savings Plan

4.15  -  Second Amendment to Minnegasco Division
         Employees' Retirement Savings Plan

4.16  -  Minnegasco Division Employees' Retirement
         Savings Plan Trust Agreement

4.17* -  Houston Industries Incorporated Long-       Form 10-Q for the          1-7629       10(c)
         Term Incentive Compensation Plan            quarter ended
                                                     June 30, 1989

4.18* -  First Amendment to Long-Term                Form 10-K for the          1-7629       10(f)(2)
         Incentive Compensation Plan                 year ended
                                                     December 31,
                                                     1989

4.19* -  Second Amendment to Long-Term               Form 10-K for the          1-7629       10(k)(3)
         Incentive Compensation Plan                 year ended
                                                     December 31,
                                                     1992

4.20* -  1994 Houston Industries Incorporated        Form 10-K for the          1-7629       10(n)(1)
         Long-Term Incentive Compensation            year ended
         Plan                                        December 31,
                                                     1993

4.21  -  First Amendment (effective May 9,
         1997) to 1994 Houston Industries
         Incorporated Long-Term Incentive
         Compensation Plan



                                                         Report or        SEC File or
Exhibit                                                Registration      Registration      Exhibit
Number              Document Description                 Statement          Number        Reference
-------             --------------------               ------------      ------------     ---------
4.22* -  Houston Industries Energy, Inc. Long-       Registration            033-56855         4.5
         Term Project Incentive Compensation         Statement on Form
         Plan                                        S-8

4.23* -  Houston Industries Incorporated Stock       Registration            033-50629         4.5
         Benefit Plan                                Statement on Form
                                                     S-8

4.24* -  Houston Industries Incorporated Stock       Registration            333-04411         4.4
         Plan for Outside Directors                  Statement on Form
                                                     S-8

5.1   -  Opinion of Baker & Botts, L.L.P.

5.2   -  The registrant undertakes that the
         Savings Plans and any amendment
         thereto have been or will be submitted
         to the Internal Revenue Service
         ("IRS") in a timely manner and all
         changes required by the IRS for the
         Savings Plans to be qualified under
         Section 401 of the Internal Revenue
         Code have been or will be made.

 23.1 -  Consent of Deloitte & Touche LLP

 23.2 -  Consent of Coopers & Lybrand L.L.P.

 23.3 -  Consent of Baker & Botts, L.L.P.
         (included in Exhibit 5(a))

 24   -  Powers of Attorney (previously filed)
________________

*    Incorporated herein by reference as indicated.